SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12

                        Pioneer Variable Contracts Trust
                (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                        PIONEER VARIABLE CONTRACTS TRUST

 PIONEER AMERICA INCOME VCT PORTFOLIO     PIONEER MID-CAP VALUE VCT PORTFOLIO
    PIONEER BALANCED VCT PORTFOLIO         PIONEER MONEY MARKET VCT PORTFOLIO
PIONEER EMERGING MARKETS VCT PORTFOLIO         PIONEER FUND VCT PORTFOLIO
 PIONEER EQUITY-INCOME VCT PORTFOLIO   PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
     PIONEER EUROPE VCT PORTFOLIO     PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
 PIONEER GROWTH SHARES VCT PORTFOLIO    PIONEER STRATEGIC INCOME VCT PORTFOLIO
   PIONEER HIGH YIELD VCT PORTFOLIO     PIONEER SWISS FRANC BOND VCT PORTFOLIO
PIONEER INTERNATIONAL GROWTH VCT
            PORTFOLIO

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       SCHEDULED FOR SEPTEMBER 11, 2000

     This is the formal agenda for your portfolio's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person. Each portfolio's shareholder meeting is expected to be held at the same time. The shareholders of each portfolio will be asked to vote on the following proposals with respect to their portfolio.

To the shareholders of each portfolio:

     A special meeting of shareholders of your portfolio will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on September 11, 2000 at 2:00 p.m., Boston time, to consider the following:

    1. A proposal to approve a new management contract between Pioneer Variable Contracts Trust (the trust), on behalf of the portfolio, and Pioneer Investment Management, Inc., your portfolio's investment adviser ("Pioneer"). This new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc. ("PGI"), the parent of Pioneer, by UniCredito Italiano S.p.A. ("UniCredito") is consummated;

    2. To elect the eight trustees of the trust as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified; and

    3. To consider any other business that may properly come before the meeting.



                                                                    8674-00-0600

To the owners of variable annuity or life insurance contracts:

     You are being asked to vote on the proposals listed above on the enclosed voting instruction card. Your vote will instruct the insurance company that issued your contract how to vote the shares of the portfolio attributable to your contract at the special meeting of shareholders.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF NEW MANAGEMENT CONTRACTS IS REQUIRED BECAUSE OF THE CHANGE IN CONTROL OF PGI. THERE ARE NO MATERIAL DIFFERENCES BETWEEN THE EXISTING MANAGEMENT CONTRACTS AND THE PROPOSED MANAGEMENT CONTRACTS. APPROVAL OF PROPOSAL 1 WILL NOT INCREASE THE MANAGEMENT FEE RATES PAYABLE BY ANY PORTFOLIO.

     Shareholders of record as of the close of business on July 13, 2000 are entitled to vote at the meeting and any related follow-up meetings.

                               By Order of the Board of Trustees,

                               Joseph P. Barri, Secretary

Boston, Massachusetts
July 24, 2000

                           -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY OR, IF YOU ARE A CONTRACT OWNER, THE ENCLOSED VOTING INSTRUCTION CARD.

                            JOINT PROXY STATEMENT OF
                       PIONEER VARIABLE CONTRACTS TRUST

 PIONEER AMERICA INCOME VCT PORTFOLIO     PIONEER MID-CAP VALUE VCT PORTFOLIO
    PIONEER BALANCED VCT PORTFOLIO         PIONEER MONEY MARKET VCT PORTFOLIO
PIONEER EMERGING MARKETS VCT PORTFOLIO         PIONEER FUND VCT PORTFOLIO
 PIONEER EQUITY-INCOME VCT PORTFOLIO   PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
     PIONEER EUROPE VCT PORTFOLIO     PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
 PIONEER GROWTH SHARES VCT PORTFOLIO    PIONEER STRATEGIC INCOME VCT PORTFOLIO
   PIONEER HIGH YIELD VCT PORTFOLIO     PIONEER SWISS FRANC BOND VCT PORTFOLIO
PIONEER INTERNATIONAL GROWTH VCT
            PORTFOLIO

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                         SPECIAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals summarized below.

     Each portfolio will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder or contract owner upon request. Shareholders and contract owners who want to obtain a copy of the reports should contact their insurance providers, direct all written requests to the attention of the portfolio, at the address listed above, or should call Pioneering Services Corporation, the portfolios' transfer agent, at 1-800-225-6292.

                                  INTRODUCTION

     This proxy statement is being used by the board of trustees of Pioneer Variable Contracts Trust (the trust) to solicit proxies to be voted at a special meeting of shareholders of each of its 15 separate investment portfolios. Each portfolio's special meeting will be held at the same time at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m., Boston time, on September 11, 2000, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders.

     This proxy statement and the enclosed proxy/voting instruction card are being mailed to shareholders and contract owners on or about July 24, 2000. Annual reports for the portfolios' fiscal year ended December 31, 1999 were previously mailed to shareholders and contract owners.

     The special shareholder meeting is being called to consider, among other things, proposals related to the proposed acquisition (the "Transaction") of all of the outstanding shares of The Pioneer Group, Inc. ("PGI"), the parent company of each portfolio's investment adviser, Pioneer Investment Management, Inc. ("Pioneer"), by UniCredito Italiano S.p.A. ("UniCredito") and companies controlled by UniCredito. If Proposal 1, regarding the approval of the proposed management contracts (as defined below), is adopted and the Transaction is consummated, Pioneer will continue as the investment adviser to each

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

portfolio. The Transaction is conditioned upon approval of Proposal 1 by shareholders of the portfolios and approval of similar proposals by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds. The Transaction and the terms of the proposed management contracts are discussed below.

                             WHO IS ELIGIBLE TO VOTE

If you hold shares of a portfolio directly:

     Shareholders of record of a portfolio as of the close of business on July 13, 2000 (the "record date") are entitled to vote on all of that portfolio's business at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and to approve the other proposals. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

If you are the owner of a variable annuity or variable life insurance contract:

     If you are the owner of a variable annuity or variable life insurance contract (a "contract owner"), the insurance company that issued your contract is the record owner of portfolio shares. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of the portfolio(s) which are attributable to your contract.

The Transaction

Information concerning UniCredito

     UniCredito is a corporation organized under the laws of the Republic of Italy, and its shares trade on the Milan Stock Exchange. Now the controlling owner of eight major Italian banks, UniCredito is Italy's largest banking group based on market capitalization and the 18th largest in Europe in terms of total assets. UniCredito was formed in 1998 by the merger between Credito Italiano S.p.A., one of Italy's major banks, and Unicredito S.p.A., an Italian bank holding company. Through approximately 3,600 branches worldwide, UniCredito offers a range of services relating to, among other things, banking, life and property/casualty insurance and equipment leasing.

     UniCredito's asset management business is currently operated through two subsidiaries, EuroPlus Research and Management in Dublin and EuroPlus SGR in Milan, under the EuroPlus brand. They are among Europe's largest and fastest-growing asset managers, with approximately $80 billion in assets under management, 90 established mutual funds (in Italy and Luxembourg) and 13 new funds ready to be launched. EuroPlus currently serves approximately 200 institutional clients and over 5,000 high net worth clients. Its share of the retail and institutional markets in Italy and Europe makes EuroPlus the

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

largest institutional account manager in Italy, the third largest mutual fund manager in Italy and the fifth largest mutual fund manager in Europe.

     As part of UniCredito's acquisition of PGI, UniCredito will be restructuring the ownership of its current investment management operations. UniCredito owns 65% of EuroPlus SGR and EuroPlus Research and Management. A majority owned subsidiary of UniCredito, Rolo Banca, holds the remaining shares of EuroPlus SGR. After acquiring PGI and as part of the Transaction, UniCredito intends to establish a holding company that will own 100% of PGI and its other investment management subsidiaries. UniCredito will own approximately 66.6% of the holding company and Rolo Banca will own the remaining interest. This arrangement will permit UniCredito efficiently to manage its investment advisory operations by bringing them under a uniform ownership structure. The name of the holding company will be Pioneer Global Asset Management, and it will have combined assets under management of approximately $100 billion. Pioneer Global Asset Management will conduct its asset management business through three operational units: Pioneer Research and Management (currently EuroPlus Research and Management), Pioneer SGR (currently EuroPlus SGR) and Pioneer U.S. (currently PGI). Because of the timing of certain Italian legal requirements in connection with the new holding company, the Transaction will take place in two phases. UniCredito will acquire 100% of PGI as soon as possible, and the holding company structure, with UniCredito directly owning only approximately 66.6%, is expected to be completed in the first half of 2001. However, because the two parts are elements of the same Transaction, your approval of the new management contract would also constitute approval for the establishment of the holding company.

     The corporate seat of UniCredito is located in Genoa, Italy, where UniCredito was founded in 1870. The principal executive offices of UniCredito are located at Piazza Cordusio, 20123 Milan, Italy, and its telephone number is 011-39-02-88621.

The terms of the merger agreement

     At the closing of the Transaction, UniCredito will acquire, by merging a wholly owned subsidiary into PGI, all the issued and outstanding shares of common stock of PGI for an aggregate merger consideration of approximately $1.2 billion, or $43.50 per share. Immediately prior to the effective time of the Transaction, PGI will also distribute to its stockholders all of the shares of a newly formed company that will conduct, after the effective date of the merger, PGI's Russian gold exploration, Russian timber harvesting, Russian real estate and investment management and Polish and Eastern European real estate management and venture capital businesses. The merger consideration is not subject to adjustment, and there is no financing condition to the consummation of the Transaction. Messrs. John F. Cogan, Jr. and David D. Tripple, trustees of the trust and executive officers of PGI and Pioneer, will receive a portion of the merger consideration in exchange for their shares of PGI, and Mr. Cogan will also receive a bonus payment of $700,000 upon consummation of the Transaction. Mr. Cogan is expected to become the Deputy Chairman of Pioneer Global Asset Management and non-executive Chairman of Pioneer U.S. Mr. Tripple is expected to be Chief Executive Officer of Pioneer U.S.

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

     The initial phase of the Transaction is expected to close during the third quarter of 2000, provided that a number of conditions set forth in the merger agreement, dated as of May 14, 2000, between PGI and UniCredito (the "Merger Agreement"), are met or waived. These conditions include the approval of the Merger Agreement by PGI's stockholders, the approval of the new management contracts by shareholders of the portfolios and approval of similar new management contracts by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds, and obtaining certain regulatory approvals. The second stage in which Rolo Banca will acquire a minority interest in Pioneer Global Asset Management is expected to occur in the first half of 2001.

     No change in any portfolio's portfolio manager(s) or portfolio management team is anticipated to occur in connection with the Transaction. PGI has agreed to provide bonus payments and other benefits to certain Pioneer personnel in order that there is no disruption in the quality of services provided to shareholders of the portfolios in connection with the Transaction. However, UniCredito's purchase of 100% of PGI is not conditioned upon the continued employment of any Pioneer personnel, and there can be no assurance that any particular Pioneer employee will choose to remain employed by UniCredito or its affiliates.

Anticipated benefits of the Transaction

     Pioneer anticipates that the Transaction and its affiliation with UniCredito will benefit Pioneer and the portfolios in a number of ways, including the following:

o Pioneer's expertise may be enhanced by the experience and expertise of UniCredito's investment management professionals. While no change in the management of the portfolios is currently planned, Pioneer will be able to draw upon the expertise of UniCredito's team of professionals to strengthen Pioneer's portfolio management capabilities.

o The combination will provide additional opportunities for Pioneer's personnel and provide the security of being part of a larger, financially stronger company. This development should enhance Pioneer's ability to attract and retain highly qualified staff members.

o UniCredito has made the growth of its asset management operations a key component of its business plans. This commitment should assist Pioneer in continuing to expand its business, attract more assets to the portfolios and maintain the high level of services it provides to the portfolios.

     The following table summarizes each proposal to be presented at the special shareholder meeting and the portfolios whose shareholders are solicited with respect to each proposal:


                      Proposal                            Affected portfolios
       -------------------------------------   ----------------------------------------
1.     Approval of new management contract     Each portfolio, with all classes voting
                                               together
2.     Election of trustees                    All portfolios voting together

                                   PROPOSAL 1

                      APPROVAL OF A NEW MANAGEMENT CONTRACT
                               (each portfolio)

Summary

     Pioneer has served as each portfolio's investment adviser since the portfolio's inception. Pioneer also serves as the investment adviser for all the other funds in the Pioneer Family of Funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of PGI. Both Pioneer and PGI are located at 60 State Street, Boston, Massachusetts 02109.

     At meetings of the board of trustees of the trust held on June 13, 2000 and July 11, 2000, the trustees, including all of the trustees who are not "interested persons" of the trust, Pioneer or UniCredito, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of each portfolio approve, a proposal to adopt a new management contract with Pioneer (each, a "proposed management contract") effective upon UniCredito's purchase of 100% of PGI.

     Shareholders of each portfolio are being asked to approve the proposed management contract between the trust, on behalf of the portfolio, and Pioneer. UniCredito's purchase of 100% of PGI and the restructuring of UniCredito's investment management business will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of each current management contract with Pioneer (the "existing management contract"). As required by the 1940 Act, each existing management contract provides for its automatic termination in the event of an assignment. Accordingly, the existing management contracts will terminate upon the consummation of the Transaction and the new management contracts are being proposed to enable Pioneer to continue to manage the portfolios.

Terms of the proposed management contracts and existing management contracts

     The terms of each portfolio's proposed management contract are substantially identical to the terms of that portfolio's existing management contract, except for the dates of execution, effectiveness and termination and for certain non-material amendments to conform the terms of the management contracts. The stated management fees to be paid by the portfolios are identical under the proposed management contracts and the existing management contracts. Except as discussed under the caption "Other provisions," all the terms described below with respect to a portfolio's proposed management contract were contained in that portfolio's existing management contract.

     Each existing management contract is substantially similar except for the method and rate for calculating each portfolio's management fee, effective dates and renewal dates; therefore they are discussed below as the "existing management contract." The following summary of the proposed management contracts is qualified by reference to the representative form of proposed management contract attached to this proxy statement as Exhibit A. Because the proposed management contracts are substantially similar, only one representative proposed management contract for the portfolios is included as Exhibit A.

The date that the existing management contracts were most recently submitted to shareholders for approval and the purpose for such submission is set forth in Exhibit C. Information regarding Pioneer, its principal executive officer and directors, its other investment company clients and brokerage policy is included in Exhibit D to this proxy statement.

     Management services. The management services to be provided by Pioneer to each portfolio under the proposed management contract are identical to those provided by Pioneer under the portfolio's existing management contract. Pursuant to the terms of the existing management contract, Pioneer serves as investment adviser to the portfolio and is responsible for the overall management of the portfolio's business affairs subject only to the authority of the board of trustees. Pioneer is authorized to buy and sell securities for the account of the portfolio and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds the portfolio's available liquid assets and may not make any purchase which would violate any fundamental policy or restriction in the portfolio's prospectus or statement of additional information as in effect from time to time.

     Payment of expense and transaction charges. The proposed management contract and the existing management contract for each portfolio will contain identical provisions relating to the expenses to be borne by the portfolio. Each portfolio's existing management contract and proposed management contract provide that the expenses borne by the portfolio will include: (i) the charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors;
(iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust with respect to the portfolio; (iv) issue and transfer taxes chargeable to the portfolio in connection with securities transactions to which the portfolio is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the portfolio to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the portfolio and/or its shares with such regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the portfolio and the trustees; (ix) any distribution fees paid by the portfolio in accordance with Rule 12b-1 under the 1940 Act; (x) compensation of those trustees of the trust who are not affiliated with, or "interested persons" of, Pioneer, the trust (other than as trustees), PGI or Pioneer Funds Distributor, Inc. ("PFD"); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

     Under both the existing and the proposed management contracts for each portfolio, Pioneer, at its own expense, will furnish to each portfolio office space in its offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising

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

the keeping of the books of each portfolio and shall arrange, if desired by the trust, for members of Pioneer's organization to serve as officers or agents of the trust.

     Also, under both the existing and proposed management contracts for each portfolio, Pioneer will pay directly or reimburse the portfolio for: (i) compensation (if any) of the trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, Pioneer and all officers of the trust as such; and (ii) all expenses not specifically assumed by the portfolio where such expenses are incurred by Pioneer or by the portfolio in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the portfolio.

     The trust has also entered into an administration agreement with Pioneer pursuant to which the portfolio authorizes Pioneer to provide certain fund accounting services and legal services that Pioneer is not required to provide under the existing management contract. Under the administration agreement, Pioneer is reimbursed for its allocable portion of its direct costs of such services. The allocable portion of such costs is based upon the time worked by Pioneer's employees rendering such services for the portfolios as a percentage of the total hours worked by such employees. Pioneer's direct costs include any out-of-pocket expenses incurred by Pioneer in rendering such services, an allocable portion of the salaries and benefits of the employees rendering such services and a reasonable allocation of overhead. Annual allocation and reimbursement of these expenses is subject to annual approval of the trust's independent trustees.

     Management fees. For its services, Pioneer is entitled to a management fee which is payable at the fixed annual rate set forth in Exhibit B to this proxy statement. That rate, expressed as a percentage of the portfolio's average daily net assets, will be the same under each portfolio's proposed management contract as under its existing management contract. If each proposed management contract had been in effect for the fiscal year ended December 31, 1999, the amount of management fees payable to Pioneer by each portfolio would have been identical to those payable under each existing management contract. There will be no increase in the management fee rates in connection with the Transaction.

     The aggregate amount of management fees incurred by each portfolio for the fiscal year ended December 31, 1999, and the amount of any reimbursements resulting from the expense limitation (if any) then in effect, are set forth in Exhibit C to this proxy statement.

Other provisions under the existing and proposed management contracts

     Standard of care. Under each existing and proposed management contract, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of [Pioneer].
 . . ." Pioneer, however, shall not be protected against liability by reason of its "willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under" either the existing or proposed management contract.

     Pioneer's authority. Each existing and proposed management contract provides that Pioneer shall have full discretion to act for the portfolio in connection with the purchase and sale of portfolio securities subject only to the trust's declaration of trust, bylaws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the portfolio in effect from time to time, and specific policies and instructions established from time to time by the trustees.

     Portfolio trading. Each existing and proposed management contract expressly permits Pioneer to engage in portfolio trading. For a more detailed description of Pioneer's current portfolio brokerage practices, see Exhibit D to this proxy statement.

     Expense limitation. Each existing and proposed management contract provides that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the portfolio. Except as may otherwise be agreed to by Pioneer, any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time. The existing and proposed management contracts for each portfolio (other than Pioneer Strategic Income VCT Portfolio) also contain a provision which limits each portfolio's operating expenses to the highest limit set by state securities law. The proposed management contract for Pioneer Strategic Income VCT Portfolio would be revised to eliminate this provision because it is no longer necessary under federal securities laws.

     Other provisions. Each existing and proposed management contract includes a provision that the portfolio may pay for charges and expenses of counsel to the "non-interested" trustees as well as counsel to the portfolio. The existing contracts do not expressly permit Pioneer to consider the sale of the portfolio's shares in selecting brokers and dealers. The proposed management contracts would be amended to include a provision expressly permitting Pioneer to consider the sale of the portfolio's shares in selecting brokers and dealers. The existing and proposed management contracts for each portfolio contain a provision which permits Pioneer to delegate its investment advisory duties to a subadviser. Any use of subadvisers would be subject to approval by the trust's independent trustees. The existing and proposed management contracts for each portfolio contain a provision which prohibits the portfolio from using the name "Pioneer" in the event Pioneer or any of its affiliates ceases to act as the investment adviser of the portfolio.

     Each existing and proposed management contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the portfolio; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; and (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable.

Miscellaneous

     If approved by shareholders, each portfolio's proposed management contract will become effective upon UniCredito's purchase of 100% of PGI and will continue in effect until December 31, 2001 and thereafter will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing management

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

contract. Each portfolio's proposed management contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the portfolio and upon 60 days' written notice.

Additional information pertaining to Pioneer

     For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer, see Exhibit D to this proxy statement.

Factors considered by the trustees

     The trustees of the trust determined that the terms of each proposed management contract are fair and reasonable and that approval of the proposed management contract on behalf of each portfolio is in the best interests of the portfolio. The trustees also determined that the continuity and efficiency of management services after the consummation of the Transaction can best be assured by approving the proposed management contract on behalf of each portfolio. The trustees believe that the proposed management contract will enable each portfolio to continue to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of each portfolio and its shareholders.

     In evaluating the proposed management contracts, the trustees reviewed materials furnished by Pioneer and UniCredito, including information regarding Pioneer, UniCredito, Rolo Banca, their respective affiliates and their personnel, operations and financial condition. The trustees also reviewed the terms of the Transaction and its possible effects on the portfolios and their shareholders. Representatives of Pioneer discussed with the trustees the anticipated effects of the Transaction and, together with a representative of UniCredito, indicated their belief that as a consequence of the Transaction, the operations of the portfolios and the capabilities of Pioneer to provide advisory and other services to the portfolios would not be adversely affected and should be enhanced by the resources of UniCredito, though there could be no assurance as to any particular benefits that may result. The trustees also reviewed information regarding the investment performance of the portfolios on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), the fees and expenses incurred by the portfolios compared to their peer group and the profitability to Pioneer of managing the portfolios.

     The trustees also specifically considered the following as relevant to their recommendations: (1) that the terms of the proposed management contracts are substantially identical to those of the existing management contracts, except for different execution dates, effective dates, and termination dates and certain non-material changes; (2) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel and their respective financial conditions; (3) that the fee and expense ratios of the portfolios are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (4) the relative performance of the portfolios since commencement of operations to

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

comparable mutual funds and unmanaged indices; (5) the commitment of PGI to pay the expenses of the portfolios in connection with the Transaction so that shareholders of the portfolios would not have to bear such expenses; (6) the possibility of benefits that may be realized by the portfolios as a result of Pioneer's affiliation with UniCredito, including any resources of UniCredito that would be available to Pioneer; (7) the Transaction ensures continuity of management of the portfolios and reduces vulnerability to changes in control of PGI that may be adverse to the portfolios' interests; (8) assurances from UniCredito that UniCredito does not intend to make any material changes to Pioneer's financial, human and other resources that would adversely impact Pioneer's ability to provide the same quality of investment management and other services that Pioneer has provided in the past; and (9) other factors deemed relevant by the trustees. The trustees deemed the factors set forth in clauses
(1), (2), (3), (6), (7) and (8) to be particularly persuasive in their decision to recommend to each portfolio's shareholders that they approve the proposed management contract. The trustees considered the other factors set forth above to be relevant to a lesser extent than those set forth in clauses (1), (2), (3),
(6), (7) and (8).

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The board of trustees has not been advised by Pioneer of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the portfolios. Moreover, UniCredito has agreed in the Merger Agreement that (i) for a period of three years after UniCredito's purchase of 100% of PGI, UniCredito and its affiliates will use reasonable efforts to assure that at least 75% of the trust's board of trustees are not "interested persons" (as defined in the 1940 Act) of UniCredito or Pioneer, and
(ii) for two years after UniCredito's purchase of 100% of PGI, UniCredito and its affiliates will refrain from imposing, or agreeing to impose, an unfair burden on any portfolio.

Trustees' recommendation

     The independent trustees of the trust held meetings to consider the proposed management contracts and the Transaction on May 25, 2000, June 8, 2000, June 12, 2000
and July 11, 2000, and the entire board of trustees considered the proposal at meetings held on June 13, 2000 and July 11, 2000. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees at the meetings held on June 13, 2000 and July 11, 2000, including all the trustees who are not "interested persons" of the trust, Pioneer or UniCredito, unanimously concluded that the terms of the proposed management contract for each portfolio are reasonable, fair and in the best interests of such portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The trustees, by a unanimous vote cast at the meetings, approved and voted to recommend to the shareholders of each portfolio that they approve the proposed management contract.

     If the shareholders of a portfolio do not approve the proposed management contract with respect to their portfolio and the purchase by UniCredito of 100% of PGI is completed, the trustees of the trust would consider what further action to take consistent with their fiduciary duties to the portfolio. Such actions may include obtaining for the portfolio interim investment advisory services at cost or at the current fee rate either from Pioneer or from another advisory organization. Thereafter, the trustees of the trust would either negotiate a new investment advisory agreement on behalf of the portfolio with an advisory organization selected by the trustees or make other appropriate arrangements. In the event UniCredito's purchase of 100% of PGI is not completed, Pioneer would continue to serve as investment adviser of the portfolios pursuant to the terms of the existing management contracts.

Required vote

     As provided under the 1940 Act, approval of each proposed management contract will require the vote of a majority of the outstanding voting securities of the applicable portfolio. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a portfolio means the lesser of (1) 67% or more of the shares of the portfolio present at a shareholder meeting if the owners of more than 50% of the shares of the portfolio then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the portfolio entitled to vote at the shareholder meeting. Approval of the proposed management contract will constitute approval by shareholders of the adoption of the management contract upon the acquisition of PGI by UniCredito and the continuance of the management contract upon the subsequent transfer of a minority interest in Pioneer Global Asset Management to Rolo Banca.

     However, in addition to the legal requirement under the 1940 Act, the consummation of the Transaction is conditioned upon the approval of the proposed management contracts by shareholders of the portfolios and approval of similar new management contracts by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds.

     For the reasons set forth above, the trustees of the trust unanimously recommend that shareholders vote in favor of the proposed management contract.

                                   PROPOSAL 2

                          ELECTION OF BOARD OF TRUSTEES

     Shareholders of each portfolio are being asked to consider the election of eight nominees to the board of trustees of the trust. Five of the nominees for election to the trust's board of trustees currently serve as trustees for the trust. The three new nominees, Ms. Bush, Ms. Graham and Mr. Winthrop, currently serve as trustees of all of the funds in the Pioneer Family of Funds except for the trust. None of the three new nominees are "interested persons," as defined in the 1940 Act, of the trust, Pioneer or UniCredito. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the trust's board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the trust.

     The following table sets forth each nominee's position(s) with the trust, if any, and his or her age, address, principal occupation and employment during the past five years and any other directorship held. The table also indicates the year during which he or she first became a trustee of the trust for the five existing trustees and the number of shares of each portfolio beneficially owned by each nominee, directly or indirectly, on May 31, 2000.


                                                                                  Number of shares
                                                                                      owned and
                                    Principal occupation or            First     percentage of total
   Name (age), position(s)              employment and                became a    shares outstanding
 with the trust and address          trustee/directorships             trustee   on May 31, 2000 [dag]
---------------------------- ------------------------------------    ----------  --------------------
John F. Cogan, Jr.* (74)     President, Chief Executive Officer        1994               0
Chairman of the Board,       and a Director of PGI; Chairman
President and Trustee        and a Director of Pioneer, PFD,
60 State Street              Closed Joint-Stock Company
Boston, MA 02109             "Forest-Starma" and Pioneer
                             Global Funds Distributor, Ltd.;
                             Director of Pioneer Real Estate
                             Advisors, Inc. ("PREA"), Pioneer
                             Forest, Inc., Pioneer Management
                             (Ireland) Limited ("PMIL"), Pioneer
                             First Investment Fund and PIOGlobal
                             Corporation ("PIOGlobal"); President
                             and Director of Pioneer International
                             Corporation ("PIntl"), Pioneer First
                             Russia, Inc. ("PFR") and Pioneer Omega,
                             Inc. ("Pioneer Omega"); Member of the
                             Supervisory Board of Pioneer Fonds
                             Marketing GmbH, Pioneer First Polish
                             Investment Fund Joint Stock Company
                             ("Pioneer First Polish"), Pioneer
                             Czech Investment Company, a.s. ("Pioneer
                             Czech") and Pioneer Universal Pension
                             Fund Company; Chairman, President and
                             Trustee of all of the Pioneer mutual
                             funds; Director of Pioneer America Fund
                             Plc, Pioneer Diversified Income Fund
                             Plc, Pioneer Global Equity Fund Plc,
                             Pioneer Global Bond Fund Plc, Pioneer
                             Euro Reserve Fund Plc, Pioneer European
                             Equity Fund Plc, Pioneer Emerging Europe
                             Fund Plc, Pioneer Greater Asia Fund Plc,
                             Pioneer U.S. Growth Fund Plc and Pioneer
                             US Real Estate Fund Plc (collectively,
                             the "Irish Funds"); and Of Counsel, Hale
                             and Dorr LLP (counsel to PGI and the
                             trust).



                                                                                  Number of shares
                                                                                     owned and
                                      Principal occupation or           First    percentage of total
    Name (age), position(s)               employment and              became a    shares outstanding
  with the trust and address           trustee/directorships           trustee  on May 31, 2000 [dag]
------------------------------ ------------------------------------  ---------- ---------------------
Mary K. Bush [dag][dag] (52)   President, Bush & Co.                    N/A             0
Trustee                        (international financial advisory
4201 Cathedral Ave., N.W.      firm); Director and/or Trustee of
Washington, D.C. 20016         Mortgage Guaranty Insurance
                               Corporation, Hoover Institution,
                               March of Dimes, Texaco, Inc.,
                               R.J. Reynolds Tobacco Holdings,
                               Inc. and Brady Corporation;
                               Advisory Board Member,
                               Washington Mutual Investors
                               Fund (registered investment
                               company); and Trustee of all of
                               the Pioneer mutual funds, except
                               the trust.
Richard H. Egdahl, M.D. (73)   Alexander Graham Bell Professor          1995            0
Trustee                        of Health Care Entrepreneurship,
Boston University              Boston University; Professor of
Healthcare                     Management, Boston University
Entrepreneurship Program       School of Management;
53 Bay State Road              Professor of Public Health,
Boston, MA 02215               Boston University School of
                               Public Health; Professor of Surgery,
                               Boston University School of Medicine;
                               University Professor, Boston
                               University; Director, Boston
                               University Health Policy Institute,
                               University Program for Health Care
                               Entrepreneurship; Trustee, Boston
                               Medical Center; and Trustee of
                               all of the Pioneer mutual funds.

Margaret B.W. Graham           Founding Director, The Winthrop          N/A             0
{dag][dag](53)                 Group, Inc. (consulting firm);
Trustee                        and Trustee of all of the Pioneer
The Keep                       mutual funds, except the trust.
P.O. Box 110
Little Deer Isle, ME 04650

Marguerite A. Piret (52)       President, Newbury, Piret &              1995            343 (<0.01%) (1)
Trustee                        Company, Inc. (merchant                                  235 (<0.01%) (1)
One Boston Place               banking firm); Trustee of Boston                         489 (<0.01%) (1)
26th Floor                     Medical Center; Member of the                            386 (<0.01%) (1)
Boston, MA 02108               Board of Governors of the
                               Investment Company Institute;
                               Director, Organogenesis Inc.
                               (tissue engineering company);
                               and Trustee of all of the Pioneer
                               mutual funds.


                                                                                 Number of shares
                                                                                     owned and
                                   Principal occupation or            First     percentage of total
   Name (age), position(s)              employment and              became a    shares outstanding
 with the trust and address         trustee/directorships            trustee   on May 31, 2000 [dag]
---------------------------- -----------------------------------   ----------  --------------------
David D. Tripple* (56)       Executive Vice President and a          1995               0
Executive Vice President     Director of PGI; President and a
and Trustee                  Director of Pioneer and PFD;
60 State Street              Director of Pioneering Services
Boston, MA 02109             Corporation ("PSC"), PIntl,
                             PIOGlobal, Pioneer Omega, PMIL and the
                             Irish Funds; Member of the Supervisory
                             Board of Pioneer First Polish, Pioneer
                             Czech and Pioneer Asset Management,
                             S.A.; and Executive Vice President and
                             Trustee of all of the Pioneer mutual
                             funds.

Stephen K. West (71)         Of Counsel, Sullivan & Cromwell         1995               0
Trustee                      (law firm); Director, Dresdner
125 Broad Street             RCM Global Strategic Income
New York, NY 10004           Fund, Inc. since May 1997 and
                             The Swiss Helvetia Fund, Inc.
                             since 1995 (investment
                             companies), AMVESCAP PLC
                             (investment managers) since
                             1997 and ING American
                             Insurance Holdings, Inc.; and
                             Trustee of all of the Pioneer
                             mutual funds.

John Winthrop                President, John Winthrop & Co.,         N/A               0
[dag][dag] (64)              Inc. (private investment firm);
Trustee                      Director of NUI Corp. (energy
One North Adgers Wharf       sales, services and distribution);
Charleston, SC 29401         and Trustee of all of the Pioneer
                             mutual funds, except the trust.

------------
         * Messrs. Cogan and Tripple are "interested persons" of the trust and Pioneer within the meaning of Section 2(a)(19) of the 1940 Act.

     [dag] As of May 31, 2000, the trustees and officers of the trust beneficially owned, directly or indirectly, in the aggregate less than 1% of any class of any portfolio's outstanding shares.

[dag][dag] Mdmes. Bush and Graham and Mr. Winthrop are new nominees and do not serve on the board of trustees of the trust.

       (1) Pioneer Equity-Income VCT Portfolio, Pioneer Growth Shares VCT Portfolio, Pioneer International Growth VCT Portfolio and Pioneer Mid-Cap Value VCT Portfolio, respectively.

     Ms. Piret and Mr. West serve on the audit committee of the board of trustees. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Piret serves on the nominating committee of the board of trustees for the trust. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

     During the trust's most recently completed fiscal year, the board of trustees held 12 meetings, the audit committee held 11 meetings and the nominating committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees, if any, held during the trust's most recently completed fiscal year.

     As of May 31, 2000, Mr. Cogan beneficially owned 3,623,002 shares (13.36%) of the outstanding common stock of PGI. Mr. Cogan's beneficial holdings included 749,708 shares held in trusts with respect to which he may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which he has the right to acquire under outstanding options within 60 days of May 31, 2000. At such date, David D. Tripple owned beneficially 358,485 shares (1.24%) of the outstanding common stock of PGI. None of the other nominees own more than 1% of the outstanding common stock of PGI.

Other executive officers

     In addition to Messrs. Cogan and Tripple, who serve as executive officers of the trust, the following table provides information with respect to the other executive officers of the trust. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the trust is 60 State Street, Boston, Massachusetts 02109.


 Name (age), and position with the trust                      Principal occupation(s)
-----------------------------------------   -----------------------------------------------------------
Eric W. Reckard (44), Treasurer             Executive Vice President, Chief Financial Officer and
                                            Treasurer of PGI since June 1999; Treasurer of Pioneer,
                                            PFD, PSC, PIntl, PREA, PFR and Pioneer Omega since
                                            June 1999; Vice President-Corporate Finance of PGI from
                                            February 1999 to June 1999; Manager of Fund Accounting,
                                            Business Planning and Internal Audit of PGI since September
                                            1996; Manager of Fund Accounting and Compliance of PGI
                                            from May 1995 to September 1996; and Treasurer of all of
                                            the Pioneer mutual funds (Assistant Treasurer prior to June 1999).

Joseph P. Barri (53), Secretary             Corporate Secretary of PGI and most of its subsidiaries;
                                            Secretary of all of the Pioneer mutual funds; and
                                            Partner, Hale and Dorr LLP.

Vincent Nave (55), Assistant                Vice President-Fund Accounting, Administration and
Treasurer                                   Custody Services of Pioneer (Manager from September
                                            1996 to February 1999); and Assistant Treasurer of all of the
                                            Pioneer mutual funds since June 1999.



 Name (age), and position with the trust                   Principal occupation(s)
-----------------------------------------   -----------------------------------------------------
Robert P. Nault (36), Assistant             Senior Vice President of PGI since 1998; General
Secretary                                   Counsel and Assistant Secretary of PGI; Assistant
                                            Secretary of Pioneer, certain other PGI subsidiaries
                                            and all of the Pioneer mutual funds; and Assistant
                                            Clerk of PFD and PSC.


Remuneration of trustees and officers

     The following table provides information regarding the compensation paid by the trust and the other investment companies in the Pioneer Family of Funds to the trustees for their services as indicated below during the year ended December 31, 1999. Compensation paid by the trust to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the trust by Pioneer. The trust does not pay any salary or other compensation to its officers.


                                                  Total compensation from
                                Aggregate        the trust and other funds
                               compensation      in the Pioneer Family of
         Trustee            from the trust (1)          Funds (2)
-------------------------   -----------------   --------------------------
John F. Cogan, Jr.                $  750                 $ 18,000 (3)
Mary K. Bush                          --                   93,500
Richard H. Egdahl, M.D.            2,000                   95,500
Margaret B.W. Graham                  --                  102,000
Marguerite A. Piret                2,000                  116,750
David D. Tripple                     750                   18,000 (3)
Stephen K. West                    2,000                  108,250
John Winthrop                         --                   98,400
                                  ------                 --------
 Totals                            7,500                 $650,400
                                  ======                 ========

------------

(1) Each portfolio bears a pro rata portion of the aggregate compensation paid by the trust, based on net assets.
(2) For the calendar year ended December 31, 1999. The amounts paid to the trustees differ due to (i) service by Dr. Egdahl, Ms. Piret and Mr. West as trustees of the trust, (ii) membership on or chairing certain committees of the boards of trustees and (iii) attendance at meetings. In addition to the portfolios, there are 26 other funds in the Pioneer Family of Funds.
(3) Pioneer fully reimbursed the trust and the other mutual funds in the Pioneer Family of Funds for compensation paid to Messrs. Cogan and Tripple.


Investment adviser, administrator and principal underwriter

     Pioneer and PFD, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serve as investment adviser and administrator and principal underwriter, respectively, to each portfolio.

Required vote

     In accordance with the trust's declaration of trust, the vote of a plurality of all of the shares of the trust voted at the shareholder meeting is sufficient to elect the nominees.

This means that the eight nominees receiving the greatest number of votes will be elected to the board. The election of trustees is not contingent upon UniCredito's purchase of 100% of PGI or the approval of the proposed management contracts.

Recommendation

     For the reasons set forth above, the trustees of the trust unanimously recommend that shareholders vote in favor of each of the nominees.


                       INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

     See Exhibit E to this proxy statement for the number of shares of beneficial interest of each portfolio that are outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each portfolio that are entitled to vote will be considered a quorum for the transaction of business by that portfolio.

Ownership of shares of the portfolios

     Each person that, to the knowledge of the trust, owned of record or beneficially 5% or more of the outstanding shares of any of the portfolios as of May 31, 2000 is listed in Exhibit F to this proxy statement.

Shareholder proposals

     The trust is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the trust's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the trust. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

     With respect to each portfolio, a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that, at the time any session of the shareholder meeting for a portfolio is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting with respect to that portfolio to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees, have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the applicable portfolio present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of each portfolio represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of a portfolio's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that portfolio are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a portfolio, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     The special shareholder meeting is scheduled as a joint meeting of the portfolios' shareholders because the shareholders of each portfolio are expected to consider and vote on similar matters. The board of trustees has determined that the use of a joint proxy statement is in the best interest of the shareholders of each portfolio. In the event that a shareholder of any portfolio present at the shareholder meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such portfolio to a time immediately after the shareholder meeting so that such portfolio's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each portfolio will vote separately on each proposal relating to their portfolio and, except as otherwise noted in this proxy statement, an unfavorable vote on a proposal by the shareholders of one portfolio will not affect the implementation of such proposal approved by the shareholders of another portfolio.

Voting by contract owners

     Because the insurance company that issued your variable annuity or variable life insurance contract is the owner of record of shares of the portfolio, your vote will instruct the insurance company how to vote the shares of the portfolio(s) which are attributable to your contract. The insurance company will vote all of the shares of any portfolio which it holds which are not attributable to any contract in the same proportion as the voting instructions received from its contract owners with respect to that portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract owner in the same proportion as the voting instructions timely received from its other contract owners with respect to that portfolio.

Other business

     While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

     The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by PGI. In addition to soliciting proxies by mail, PGI may, at its expense, have one or more of the trust's officers, representatives or compensated third-party agents, including Pioneer, PSC and PFD, and, with respect to contract owners, one or more officers, agents or representatives of the insurance companies issuing the contracts, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The trust may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The trust is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social

Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Persons holding shares as nominees will be reimbursed by PGI, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

     July 24, 2000

                                    EXHIBIT A

                      FORM OF PROPOSED MANAGEMENT CONTRACT

     THIS AGREEMENT dated as of this      day of      , 2000 between Pioneer
Variable Contracts Trust, a Delaware business trust (the "Trust"), on behalf of

(the "Portfolio"), and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").


                              W I T N E S S E T H

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

     WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust, on behalf of the Portfolio, and the Manager do hereby agree as follows:

     1. The Manager will regularly provide the Portfolio with investment research, advice and supervision and will furnish continuously an investment program for the Portfolio, consistent with the investment objective[s] and policies of the Portfolio. The Manager will determine from time to time what securities shall be purchased for the Portfolio, what securities shall be held or sold by the Portfolio and what portion of the Portfolio's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objective[s], policies and restrictions of the Portfolio, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Portfolio in the same manner and with the same force and effect as the Portfolio itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     2. The Manager will, to the extent reasonably required in the conduct of the business of the Portfolio and upon the Trust's request, furnish to the Portfolio research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Portfolio shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

     3. The Manager will maintain all books and records with respect to the Portfolio's securities transactions required by subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.

     4. Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager, or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Portfolio's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

     5. The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Portfolio.

     6. The Trust, on behalf of the Portfolio, shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), The Pioneer Group, Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

     7. In addition to the expenses described in Section 6 above, the Trust, on behalf of the Portfolio, shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Portfolio is a party.

     8. [For investment advisory fee information for each fund, please see Exhibit B to the proxy statement.]

     9. The management fee payable hereunder shall be computed daily and paid monthly in arrears. In the event of termination of this Agreement, the fee provided in Section 8 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

     11. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Portfolio by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Manager in Sections 1 through 13 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Portfolio or the Portfolio's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

     12. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     13. Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

     14. In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Portfolio's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Portfolio the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Portfolio that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients. In addition, subject to the Manager's obligation to seek the most favorable execution and net price available, the Manager may consider the sale of the Trust's shares in selecting brokers and dealers.

     15. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Manager may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such clients.

     16. This Agreement shall become effective on the date hereof and shall remain in force until December 31, 2001 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Trust and the Manager to terminate this contract as provided in Section 17 hereof.

     17. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio or the Manager, as the case may be, and the giving of 60 days' written notice to the other party.

     18. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

     19. The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Portfolio, the name of the Portfolio will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

     20. The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust.

     21. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     22. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     23. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     24. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.

ATTEST:                                     PIONEER VARIABLE CONTRACTS
                                            TRUST
                                            on behalf of


-----------------------------------         -----------------------------------
Joseph P. Barri                             John F. Cogan, Jr.
Secretary                                   Chairman and President


ATTEST:                                     PIONEER INVESTMENT
                                            MANAGEMENT, INC.


-----------------------------------         -----------------------------------
Joseph P. Barri                             David D. Tripple
Secretary                                   President

                                    EXHIBIT B

                              Management Fee Rates


                                        Fee as a percentage of the portfolio's
              Portfolio                        average daily net assets
------------------------------------   ---------------------------------------
America Income VCT Portfolio                            0.55%
Balanced VCT Portfolio                                  0.65%
Emerging Markets VCT Portfolio                          1.15%
Equity-Income VCT Portfolio                             0.65%
Europe VCT Portfolio                                    1.00%
Growth Shares VCT Portfolio                             0.70%
High Yield VCT Portfolio                                0.65%
International Growth VCT Portfolio                      1.00%
Mid-Cap Value VCT Portfolio                             0.65%
Money Market VCT Portfolio                              0.50%
Pioneer Fund VCT Portfolio                              0.65%
Real Estate Growth VCT Portfolio                        0.80%
Science & Technology VCT Portfolio                      0.75%
Strategic Income VCT Portfolio                          0.65%
Swiss Franc Bond VCT Portfolio                          0.65%

                                    EXHIBIT C

                      Dollar Amount of Management Fees Paid

                                                                      Net management fees
                                                                  ----------------------------
                                                     Management
                                                     fee waiver
                                                       and/or                        For 12                         Most recent
                                                       expense       For most        months      Net assets     date of shareholder
                                         Gross       reimburse-      recently        ended          as of           approval of
                                       management      ment by       completed      March 31,   December 31,    existing management
              Portfolio                 fees (1)     Pioneer (1)   fiscal year (1)    2000           1999       contract and purpose
------------------------------------ ------------- -------------- --------------- ------------- -------------- ---------------------
America Income VCT Portfolio           $  163,638            --     $  163,638     $  162,249    $ 29,778,914    2/15/95 (initial)
Balanced VCT Portfolio                    461,190            --        461,190        463,822      72,668,607    2/15/95 (initial)
Emerging Markets VCT Portfolio             27,206    $ (111,935)       (84,729)       (27,040)      9,678,724   10/30/98 (initial)
Equity-Income VCT Portfolio             1,459,899            --      1,459,899      1,457,017     226,556,991    2/15/95 (initial
Europe VCT Portfolio                       71,034       (74,559)        (3,525)        62,680      12,734,688   10/30/98 (initial)
Growth Shares VCT Portfolio               878,440            --        878,440        969,786     162,730,332   10/30/97 (initial)
High Yield VCT Portfolio                       --            --             --             --              --    4/25/00 (initial)
International Growth VCT Portfolio        530,396            --        530,396        596,065      69,192,043    2/15/95 (initial)
Mid-Cap Value VCT Portfolio               747,637            --        747,637        763,160     120,526,223    2/15/95 (initial)
Money Market VCT Portfolio                140,152          (118)       140,034        152,232      37,346,671    2/15/95 (initial)
Pioneer Fund VCT Portfolio                961,059            --        961,059      1,125,973     204,927,336   10/30/97 (initial)
Real Estate Growth VCT Portfolio          311,616       (46,643)       264,973        238,577      28,317,839   10/10/95 (prior
                                                                                                                         contract
                                                                                                                        assignment)
Science & Technology VCT Portfolio             --            --             --             --              --    4/25/00 (initial)
Strategic Income VCT Portfolio              2,530       (27,650)       (25,120)       (46,154)      1,243,704    7/29/99 (initial)
Swiss Franc Bond VCT Portfolio            277,553            --        277,553        278,058      43,668,464   10/31/95 (initial)

--------------
(1) Information is presented for the fiscal year ended December 31, 1999.

                                    EXHIBIT D

Additional information pertaining to Pioneer

     Pioneer is a wholly owned subsidiary of PGI. As of May 31, 2000, executive officers and directors of Pioneer beneficially owned an aggregate of 27,356,022 shares of common stock of PGI, representing approximately 14.74% of the outstanding common stock of PGI. During the period January 1, 2000 through May 31, 2000, there were no transactions in PGI common stock by any officer, director or trustee of the trust, PGI, Pioneer and/or PFD in an amount equal to or exceeding 1% of the outstanding common stock of PGI. Messrs. Cogan and Tripple are trustees and officers of the trust and the directors of Pioneer. Mr. Tripple is also the president (principal executive officer) of Pioneer. The address of each of these persons is 60 State Street, Boston, Massachusetts 02109, and the principal occupation of each of these persons is as an employee of PGI. Please see Proposal 2 for more detailed biographies of Messrs. Cogan and Tripple.

Services provided to the portfolios by affiliates of Pioneer

     PSC serves as each portfolio's transfer agent and shareholder servicing agent. Under the terms of its contract with the trust, PSC's duties include: (i) processing sales, redemptions and exchanges of shares of the portfolios; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. PSC will continue to provide these services after the approval by shareholders of the proposed management contracts. The fees shown below are for the fiscal year ended December 31, 1999:


                                        Amount of fees paid
                                          to PSC (net of
              Portfolio                  expense offsets)
------------------------------------   --------------------
America Income VCT Portfolio                   $724
Balanced VCT Portfolio                          828
Emerging Markets VCT Portfolio                  916
Equity-Income VCT Portfolio                     906
Europe VCT Portfolio                            842
Growth Shares VCT Portfolio                     715
High Yield VCT Portfolio                          0
International Growth VCT Portfolio              795
Mid-Cap Value VCT Portfolio                     852
Money Market VCT Portfolio                      756
Pioneer Fund VCT Portfolio                      792
Real Estate Growth VCT Portfolio                806
Science & Technology VCT Portfolio                0
Strategic Income VCT Portfolio                  310
Swiss Franc Bond VCT Portfolio                  774

     PFD, an indirect wholly owned subsidiary of PGI, serves as the trust's principal underwriter and will continue to serve as such after the approval by shareholders of the proposed management contracts. None of the portfolios compensate PFD for its services as principal underwriter. For the period September 14, 1999 (commencement of operations) through December 31, 1999 Pioneer Equity-Income VCT Portfolio's Class II paid $101 in Rule 12b-1 distribution fees to PFD.

     The trust has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services, which are expenses payable by a portfolio under the existing management contract, are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. Pioneer will continue to perform its services to each portfolio under the administration agreement after the approval by shareholders of the proposed management contracts. The fees shown below are for the fiscal year ended December 31, 1999:


                                        Amount of fees paid
              Portfolio                     to Pioneer
------------------------------------   --------------------
America Income VCT Portfolio                  $30,887
Balanced VCT Portfolio                         31,591
Emerging Markets VCT Portfolio                 33,893
Equity-Income VCT Portfolio                    45,919
Europe VCT Portfolio                           30,525
Growth Shares VCT Portfolio                    29,717
High Yield VCT Portfolio                            0
International Growth VCT Portfolio             24,744
Mid-Cap Value VCT Portfolio                    31,304
Money Market VCT Portfolio                     31,297
Pioneer Fund VCT Portfolio                     31,510
Real Estate Growth VCT Portfolio               31,609
Science & Technology VCT Portfolio                  0
Strategic Income VCT Portfolio                 13,694
Swiss Franc Bond VCT Portfolio                 31,576

Pioneer's portfolio transaction policy

     All orders for the purchase or sale of portfolio securities are placed on behalf of each portfolio by Pioneer pursuant to authority contained in the existing and proposed management contracts. In selecting brokers or dealers, Pioneer considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

     Pioneer may select broker-dealers which provide brokerage and/or research services to a portfolio and/or other investment companies or institutional or other accounts managed by Pioneer. Such research services must be lawful and must provide appropriate assistance to Pioneer in the performance of its investment decision-making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analysis, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the portfolios as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the portfolios. In addition, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the portfolios may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. This information might be useful to Pioneer in providing services to the portfolio as well as to other investment companies or accounts managed by Pioneer, although not all of such research may be useful to the portfolio generating the commission credits. Conversely, such information provided to Pioneer by brokers and dealers through whom other clients of Pioneer effect securities transactions might be useful to Pioneer in providing services to the portfolio. The receipt of such research is not expected to reduce Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Similar funds

     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the portfolios and provides other information regarding the similar funds.

                                  Similar funds


                                                                                Management fee
                                                           -------------------------------------------------------
                                                                         Basic fee
                                                           -------------------------------------
                                                                                                                    Dollar amount
                                             Net assets                              Fee as a                       of management
                                             of similar                           percentage of                     fees waived or
                                           fund(s) as of                            the fund's        Annual           expenses
                                            December 31,                          average daily    performance      reimbursed for
     Portfolio         Similar fund(s)          1999               Assets           net assets         fee           similar fund
------------------- -------------------- ----------------- --------------------- --------------- ----------------- ---------------
America Income      Pioneer America        $  136,589,358   All                      0.50%                N/A         $ (196,175)
VCT Portfolio       Income Trust

Balanced VCT        Pioneer Balanced          238,463,883   $0 to 1 billion          0.65%                N/A                 --
Portfolio           Fund                                    $1 to 5 billion          0.60%
                                                            Over $5 billion          0.55%

Emerging Markets    Pioneer Emerging          234,596,467   All                      1.25%                N/A                 --
VCT Portfolio       Markets Fund

Equity-Income VCT   Pioneer Equity-           984,966,986   $0 to 10 billion         0.60%                N/A                 --
Portfolio           Income Fund                             Over $10 billion         0.575%

Europe VCT          Pioneer Europe            544,127,952   $0 to 300 million        1.00%                N/A                 --
Portfolio           Fund                                    $300 to 500 million      0.85%
                                                            Over $500 million        0.75%

Growth Shares VCT   Pioneer Growth          3,222,595,684   $0 to 500 million        0.70%             [+/-] 0.10%            --
Portfolio           Shares                                  $500 million to                        depending on Class A
                                                            $1 billion               0.65%           performance vs.
                                                            Over $1 billion          0.625%         Russell 1000 Index

High Yield VCT      Pioneer High Yield          N/A         $0 to 500 million        0.70%                N/A                 --
Portfolio           Fund                                    $500 to 1 billion        0.65%
                                                            Over $1 billion          0.60%



                                                                                  Management fee
                                                            ----------------------------------------------------------
                                                                           Basic fee
                                                            ------------------------------------
                                                                                                                     Dollar amount
                                             Net assets                              Fee as a                        of management
                                             of similar                           percentage of                     fees waived or
                                           fund(s) as of                            the fund's        Annual           expenses
                                            December 31,                          average daily     performance     reimbursed for
      Portfolio        Similar fund(s)         1999               Assets           net assets          fee           similar fund
------------------- -------------------- ------------------ -------------------- --------------- ----------------- ---------------
International       Pioneer                $   419,590,710  $0 to 300 million        1.00%                N/A               --
Growth VCT          International                           $300 to
Portfolio           Growth Fund                             $500 million             0.85%
                                                            Over $500 million        0.75%

Mid-Cap Value VCT   Pioneer Mid-Cap          1,547,981,855  $0 to 500 million        0.70%          [+/-] 0.10%             --
Portfolio           Value Fund                              $500 million to                      depending on Class
                                                            $1 billion               0.65%        A performance vs.
                                                            Over $1 billion          0.625%         Lipper Growth
                                                                                                     Funds Index

Money Market VCT    Pioneer Cash               371,278,402  All                      0.40%                N/A               --
Portfolio           Reserves Fund

Pioneer Fund VCT    Pioneer Fund             7,400,362,084  All                      0.60%          [+/-] 0.10%             --
Portfolio                                                                                        depending on Class
                                                                                                  A performance vs.
                                                                                                  Lipper Growth and
                                                                                                     Income Funds
                                                                                                        Index

Real Estate Growth  Pioneer Real Estate         80,655,229  All                      0.80%                N/A           $ (152,097)
VCT Portfolio       Shares

Science &           Pioneer Science &                  N/A  All                      1.00%                N/A               --
Technology VCT      Technology Fund
Portfolio



                                                                        Management fee
                                                        -------------------------------------------------
                                                                       Basic fee
                                                        -----------------------------------
                                                                                                          Dollar amount
                                          Net assets                           Fee as a                   of management
                                          of similar                        percentage of                 fees waived or
                                        fund(s) as of                         the fund's       Annual        expenses
                                         December 31,                       average daily   performance   reimbursed for
     Portfolio       Similar fund(s)         1999             Assets          net assets        fee        similar fund
------------------ ------------------- ---------------  ------------------- --------------- ------------- ---------------
Strategic Income   Pioneer Strategic     $18,694,454     $0 to 100 million      0.75%           N/A         $ (128,594)
VCT Portfolio      Income Fund                           $100 to
                                                         $500 million           0.70%
                                                         $500 million to
                                                         $1 billion             0.65%
                                                         Over $1 billion        0.60%

                                    EXHIBIT E

     As of the close of business on the record date, the shares outstanding of each portfolio were as follows:


                                                     Number of shares
              Portfolio                   Class        outstanding
------------------------------------   ----------   -----------------
America Income VCT Portfolio            Class I       2,619,257.254
Balanced VCT Portfolio                  Class I       4,348,973.720
Emerging Markets VCT Portfolio          Class I       1,114,523.716
                                        Class II         12,462.222
Equity-Income VCT Portfolio             Class I       9,324,005.178
                                        Class II        151,759.760
Europe VCT Portfolio                    Class I       1,854,247.564
Growth Shares VCT Portfolio             Class I       6,743,532.964
                                        Class II          4,646.236
High Yield VCT Portfolio                Class I         288,354.673
International Growth VCT Portfolio      Class I       4,755,495.750
Mid-Cap Value VCT Portfolio             Class I       6,961,185.311
                                        Class II         85,980.554
Money Market VCT Portfolio              Class I      30,057,883.650
Pioneer Fund VCT Portfolio              Class I       9,304,686.336
                                        Class II         12,936.396
Real Estate Growth VCT Portfolio        Class I       2,235,636.983
Science & Technology VCT Portfolio      Class I         385,641.233
Strategic Income VCT Portfolio          Class I         279,648.618
Swiss Franc Bond VCT Portfolio          Class I       3,329,399.199

                                    EXHIBIT F

     To the knowledge of the trust, as of May 31, 2000, the following shareholders held, beneficially or of record, 5% or more of any class of shares of each portfolio:



                                                                               No. and class of        Percentage
          Name and address                        Portfolio(s)                   shares owned         of class (%)
------------------------------------   ----------------------------------   ----------------------   -------------
Allmerica Financial Life Co.           America Income VCT Portfolio         2,667,821 (Class I)           98.45
Accumulation Account                   Balanced VCT Portfolio               4,417,719 (Class I)           99.05
440 Lincoln Street                     Emerging Markets VCT Portfolio       1,124,085 (Class I)           97.57
Worcester, MA 01653-0002               Emerging Markets VCT Portfolio       3,328 (Class II)              96.77
                                       Equity-Income VCT Portfolio          8,797,024 (Class I)           98.74
                                       Europe VCT Portfolio                 1,740,211 (Class I)           98.73
                                       Growth Shares VCT Portfolio          6,326,049 Class I)            98.37
                                       High Yield VCT Portfolio             157,216 (Class I)             75.79
                                       International Growth VCT
                                       Portfolio                            4,763,513 (Class I)           98.58
                                       Mid-Cap Value VCT Portfolio          6,018,536 (Class I)           90.67
                                       Mid-Cap Value VCT Portfolio          53,977 (Class II)             99.78
                                       Money Market VCT Portfolio           33,806,522 (Class I)          99.04
                                       Pioneer Fund VCT Portfolio           9,055,761 (Class I)           98.30
                                       Real Estate Growth VCT Portfolio     1,566,770 (Class I)           67.96
                                       Science & Technology VCT
                                       Portfolio                            192,646 (Class I)             94.97
                                       Strategic Income VCT Portfolio       207,534 (Class I)             80.00
                                       Swiss Franc Bond VCT Portfolio       3,273,832 (Class I)           96.80

United of Omaha Life Insurance Co.     Equity-Income VCT Portfolio          53,734 (Class II)             79.25
Corporate General Ledger               Growth Shares VCT Portfolio          3,134 (Class II)              98.55
Mutual of Omaha Plaza                  Mid-Cap Value VCT Portfolio          506,660 (Class I)              7.63
Omaha, NE 68175-0001                   Pioneer Fund VCT Portfolio           3,198 (Class II)              98.67
                                       Real Estate Growth VCT Portfolio     718,114 (Class I)             31.15


                                                                                No. and class of      Percentage
            Name and address                         Portfolio(s)                 shares owned       of class (%)
----------------------------------------   --------------------------------   -------------------   -------------
Pioneer Funds                              High Yield VCT Portfolio           50,000 (Class I)           24.10
Distributor, Inc.                          High Yield VCT Portfolio           1 (Class II)              100.00
60 State Street                            Strategic Income VCT Portfolio     41,315 (Class I)           15.92
Boston, MA 02109-1800

Great-West Life & Annuity Client Plans     Equity-Income VCT Portfolio        12,918 (Class II)          19.05
8515 East Orchard Road
Englewood, CO 80111



PROXY                                                                      PROXY

PIONEER VARIABLE CONTRACTS TRUST   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                TO BE HELD ON SEPTEMBER 11, 2000


[triangle] Please fold and detach card at perforation before mailing. [triangle]




PIONEER __________ VCT PORTFOLIO

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) portfolio to be held on Monday, September 11, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the portfolio, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the portfolio which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                                               Date ______________________, 2000

                                               NOTE:  In  signing,  please write
                                               name(s)  exactly   as   appearing
                                               hereon. When signing as attorney,
                                               executor,  administrator or other
                                               fiduciary, please give  your full
                                               title   as  such.   Joint  owners
                                               should each sign personally.

                                               ---------------------------------
                                               Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                           IN THE ENCLOSED ENVELOPE.


[triangle] Please fold and detach card at perforation before mailing. [triangle]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR PORTFOLIO AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                              FOR              AGAINST                ABSTAIN
1.       To approve a new management  contract between
the trust,  on behalf of the  portfolio,  and  Pioneer
Investment   Management,    Inc.   ("Pioneer"),    the
portfolio's  investment  adviser.  This  new  contract
will take effect only if the proposed  acquisition  of
The Pioneer  Group,  Inc.,  the parent of Pioneer,  by
UniCredito Italiano S.p.A. is consummated.

                                                              FOR                 WITHHOLD            FOR ALL
                                                              ALL                    ALL               EXCEPT
                                                                                                 (AS MARKED BELOW)
2.       To elect trustees.  The nominees for trustees
are:

01 M.K. Bush                 02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl           04 M.B.W. Graham
05 M.A. Piret                06 D.D. Tripple
07 S.K. West                 08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S)
OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------

  [logo         PIONEER VARIABLE CONTRACTS TRUST
 PIONEER]
                60 State Street
                Boston, MA 02109-1820


                July 2000

                Dear Contract Owner,

VOTING YOUR     I am writing with some exciting news. As you may know, on
SHARES BY MAIL  May 15, 2000, The Pioneer Group, Inc. and UniCredito Italiano
IS QUICK AND    S.p.A. announced an agreement under which UniCredito is expected
EASY. EVERY-    to purchase all of the outstanding stock of Pioneer Group. In
THING YOU NEED  connection with this transaction, a special meeting for
IS ENCLOSED.    shareholders of the Pioneer Variable Contracts Trust portfolios will be held on September 11, 2000. You are receiving this letter because as a contract owner, you need to instruct your insurance company how to vote portfolio shares.

                The primary purpose of the special meeting is to permit each portfolio's shareholders to consider a new management contract with Pioneer Investment Management, Inc., each portfolio's current investment adviser, as shareholder approval of each new
PLEASE VOTE.    management contract is required by federal securities laws in
YOUR VOTE IS    connection with the sale. The new management contract will take
EXTREMELY       effect following the sale of Pioneer Group to UniCredito. NONE
IMPORTANT.      OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY
                PORTFOLIO'S MANAGEMENT FEES. As a contract owner, you have the opportunity to instruct your insurance company how to vote on proposals relating to the sale.

                This package contains information about the proposals, in addition to a voting instruction card for use when voting. Please take a moment to read the enclosed materials before casting your vote.

                Each of the proposals has been reviewed by the trust's Board of Trustees, whose primary role is to protect shareholder interests. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you instruct your insurance company to vote FOR each proposal.

                HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED.

THE BOARD OF    PROPOSAL 1:
TRUSTEES        APPROVAL OF A NEW MANAGEMENT CONTRACT BETWEEN THE PORTFOLIO AND
RECOMMENDS THAT PIONEER INVESTMENT MANAGEMENT, INC. The new contract will take
YOU INSTRUCT    effect only if the proposed acquisition of The Pioneer Group,
YOUR INSURANCE  Inc., the parent of Pioneer Investment Management, Inc., each
COMPANY TO      portfolio's investment adviser,  by UniCredito Italiano S.p.A.
VOTE FOR EACH   is consummated.
PROPOSAL.

                PROPOSAL 2:
                ELECT EIGHT TRUSTEES TO THE BOARD. The Trustees supervise portfolio activities and review contractual arrangements with companies that provide services to the portfolios. The proxy statement includes detailed information about all nominees.

                Please cast your vote today. Your vote is extremely important.

                Sincerely,


                /s/ John F. Cogan, Jr.
                John F. Cogan, Jr.
                Chairman and President
                                                                    8739-00-0600

                                                         VOTING INSTRUCTION FORM
[INSURANCE COMPANY NAME]                 FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                TO BE HELD ON SEPTEMBER 11, 2000


[triangle] Please fold and detach card at perforation before mailing. [triangle]




PIONEER __________ VCT PORTFOLIO

The undersigned, revoking all prior proxies, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of the above-referenced portfolio (the "Fund"), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of Shareholders of the Fund to be held on Monday, September 11, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the Fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof. The Company is hereby instructed to vote and act upon the following matters (as more fully described in the accompanying proxy statement).

                                               Date ______________________, 2000

                                               NOTE:  In  signing,  please write
                                               name(s)  exactly   as   appearing
                                               hereon. When signing as attorney,
                                               executor,  administrator or other
                                               fiduciary, please give  your full
                                               title   as  such.   Joint  owners
                                               should each sign personally.

                                               ---------------------------------
                                               Signature(s)

            PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION FORM
                           IN THE ENCLOSED ENVELOPE.


[triangle] Please fold and detach card at perforation before mailing. [triangle]


THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                              FOR              AGAINST                ABSTAIN
1.       To approve a new management  contract  between
the Pioneer Variable Contracts Trust,  on behalf of the
Fund,   and  Pioneer   Investment    Management,   Inc.
("Pioneer"), the Fund's investment  adviser.  This  new
contract   will   take  effect  only  if  the  proposed
acquisition of The Pioneer  Group,  Inc., the parent of
Pioneer,  by UniCredito Italiano S.p.A. is consummated.

                                                              FOR                 WITHHOLD            FOR ALL
                                                              ALL                    ALL               EXCEPT
                                                                                                 (AS MARKED BELOW)
2.       To elect trustees.  The nominees for trustees
are:

01 M.K. Bush                 02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl           04 M.B.W. Graham
05 M.A. Piret                06 D.D. Tripple
07 S.K. West                 08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S)
OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------